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                                                                   EXHIBIT 10.13

                              MAC-GRAY CORPORATION
                             MAC-GRAY SERVICES, INC.
                              INTIRION CORPORATION
                                 22 Water Street
                               Cambridge, MA 02141


                                               Dated as of: June 7, 2002

Fleet National Bank,
 Individually and as Administrative Agent
100 Federal Street
Boston, MA 02110

KeyBank National Association,
 Individually and as Documentation Agent
One Canal Plaza, 4th Floor
Portland, ME 04101-4035

Citizens Bank of Massachusetts
28 State Street
Boston, MA 02109

Banknorth, N.A.
(f/k/a First Massachusetts Bank, N.A.)
7 New England Executive Park
Suite 700
Burlington, MA 01803

        Re: SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT

Ladies and Gentlemen:

     We refer to Revolving Credit and Term Loan Agreement, dated as of June 29, 2000 (as amended, the "Agreement"), among Mac-Gray Corporation, Mac-Gray Services, Inc., Intirion Corporation (collectively, the "Borrowers"), the banking institutions referred to therein as Banks (the "Banks"), Fleet National Bank as Administrative Agent (the "Agent"), and KeyBank National Association as Documentation Agent. Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Revolving Credit Loans and a Term Loan to the Borrowers.

     Terms used in this letter of agreement (the "Second Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

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     We have requested you to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Second Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Second Amendment, and fully intending to be legally bound by this Second Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

     Effective as of June 7, 2002 (the "Second Amendment Date"), the Agreement is amended in each of the following respects:

     (a) The term "Loan Documents" and Security Documents" shall, wherever used in any of the Loan Documents or Security Documents or Security Documents, be deemed to also mean and include this Second Amendment.

     (b) The definition of "Revolving Credit Maturity Date" is amended: (i) by deleting the reference to "June 30, 2003" contained therein, and (ii) by inserting in lieu thereof the following: "July 2, 2004."

                                   ARTICLE II

                      AMENDMENTS TO REVOLVING CREDIT NOTES

     Effective as of the Second Amendment Date, each of the Revolving Credit Notes is amended: (i) by deleting, from the fourth paragraph thereof, the reference to "June 30, 2003", and (ii) by inserting in lieu thereof the following: "July 2, 2004."

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Borrowers hereby jointly and severally represent and warrant to you as follows:

     (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made, and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Second Amendment.

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     (b)  NO DEFAULTS OR EVENTS OF DEFAULT. No Default or Event of Default
exists on the date of this Second Amendment (after giving effect to all of the arrangements and transactions contemplated by this Second Amendment).

     (c) BINDING EFFECT OF DOCUMENTS. This Second Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                   ARTICLE IV

                        PROVISIONS OF GENERAL APPLICATION

     (a) NO OTHER CHANGES. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement, the Notes and each of the Security Documents shall remain unmodified, and the Agreement, the Notes and each of the Security Documents, as amended and supplemented by this Second Amendment, are confirmed as being in full force and effect.

     (b) GOVERNING LAW. This Second Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Second Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

     (c) BINDING EFFECT; ASSIGNMENT. This Second Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

     (d) COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Second Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

     (e) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Second Amendment shall conflict in any respect with any of the terms of any of the Amendment or any other Loan Document, the terms of this Second Amendment shall be controlling.

     (f) CONDITIONS PRECEDENT. This Second Amendment shall become and be effective as of the Second Amendment Date, but only if (i) the form of acceptance at the end of this Second Amendment shall be signed by the Agent and the Banks, (ii) the Borrowers shall have paid to the Agent, for the ratable benefit of the Banks, an

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amendment fee in the aggregate amount equal to $65,000, and (iii) the Borrowers shall have paid to the Agent, for its sole account, a structuring fee in the amount equal to $5,000.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Second Amendment and return such counterpart to the undersigned, whereupon this Second amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                        Very truly yours,

                                        THE BORROWERS:

                                        MAC-GRAY CORPORATION


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title:CFO


                                        MAC-GRAY SERVICES, INC


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title:CFO


                                        INTIRION CORPORATION


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                           Title:CFO

                      (Signatures continued on next page)

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